UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 18, 2013

NUMBEER, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-153172	26-2374319

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7660 Pebble Drive, Fort Worth, Texas	76118

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 616-3161

Copies to:

Margaret E. Holland

Holland, Johns & Penny, L.L.P.

306 West Seventh Street, Suite 500

Fort Worth, Texas 76102

Tel: (817) 335-1050

Fax: (817) 332-3140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Table of Contents

8-K - FORM 8-K

Item 2.01 - Completion of Acquisition or Disposition of Assets

Item 9.01 - Exhibits

SIGNATURES

EXHIBIT INDEX

EX-99.1 (EXHIBIT 99.1)

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported in Item 2.01 of the Company’s Current Report on Form 8-K filed on May 23, 2013, on May 22, 2013 (the “Closing Date”) Numbeer, Inc. (the “Company”) acquired Good Earth Energy Conservation, Inc., a privately-owned Delaware corporation (“Good Earth”), pursuant to a merger of Numbeer Acquisition, Inc., a wholly-owned subsidiary of Numbeer (“Acquisition”), with and into Good Earth, with Good Earth as the surviving entity (the “Merger”).

For a complete description of the Merger and the material agreements entered into in connection therewith, please see the Company’s Current Report on Form 8-K filed on May 23, 2013, which disclosure is incorporated herein by reference.

The Company announced the closing of the transaction in a press release dated July 18, 2013, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated July 18, 2013 regarding the closing of the Merger of Numbeer Acquisition, Inc., with and into Good Earth Energy Conservation, Inc., with Good Earth Energy Conservation, Inc. as the surviving entity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUMBEER, INC.
Date: July 18, 2013	By: /s/ JAMES R. EMMONS
Name: James R. Emmons Title: President and CEO (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 18, 2013 regarding the closing of the Merger of Numbeer Acquisition, Inc., with and into Good Earth Energy Conservation, Inc., with Good Earth Energy Conservation, Inc. as the surviving entity.